Exhibit 10.1

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “Amendment”) is dated as of September 30, 2024 (the “Effective Date”) by and between 600 CPK LLC, a Delaware limited liability company (“Lessor”), and EYEPOINT PHARMACEUTICALS US, INC., a Delaware corporation (“Lessee”).

WHEREAS, Lessor, successor in interest to V.E. Properties IX, LLC, and Lessee are parties to that certain Lease dated January 23, 2023 (together with this Amendment, collectively, the “Lease”), for the lease of certain premises known as Building 6 (“Building”) and located at 600 Commerce Drive, Northbridge, Massachusetts, as more particularly described in the Lease (the “Demised Premises”); and

WHEREAS, Lessor and Lessee wish to amend the Lease as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows.

AGREEMENT

1.
Definitions. Capitalized terms used in this Amendment shall have the same meaning ascribed to such capitalized terms in the Lease, unless otherwise provided for herein.
2.
Modifications. Modifications to Lease:
A.
Lease Commencement Date. Notwithstanding that Lessor has additional work to complete in order to achieve substantial completion of the Lessor Improvements as described on Exhibit A attached hereto (subject only to reasonable punch list items that do not interfere with Lessee’s use of the Demised Premises for its intended purpose, collectively, the “Remaining Work”), the parties hereby acknowledge and agree that the Lease Commencement Date shall be October 1, 2024. Relatedly, Lessor hereby revokes its Lease Commencement Date notice previously delivered to Lessee dated September 13, 2024 and agrees such notice is of no further force or effect.
B.
Rent Commencement Date. Notwithstanding Section 1(j) of the Lease, the parties hereby acknowledge and agree that the Rent Commencement Date shall be March 1, 2025, provided, however, that such agreement is conditioned upon Lessor substantially completing the Remaining Work no later than October 28, 2024 to the mutual satisfaction of both parties. Upon Lessor notifying Lessee in writing that it believes substantial completion of the Remaining Work has been achieved, the parties shall promptly perform a joint walk-through of the Building to confirm their mutual agreement that such work has been substantially completed. In the event the Remaining Work has not been substantially completed to allow Lessee to occupy the Building for its business purposes by October 28, 2024, then the Rent Commencement Date of March 1, 2025 shall be extended on a day-for-day basis for each day of delay to the extent not directly caused by or attributed to a Lessee Risk Event or Force Majeure or Lessee’s willful misconduct. The parties hereby further acknowledge and agree that the references in Section 1(j) of the Lease to two (2) days’ abatement of Rent for every single day of delay beyond sixty (60) days and the right of Lessee to terminate the Lease for failure to substantially complete the Lessor Improvements prior to December 31, 2024 are hereby deleted from the Lease and of no further force or effect.
3.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to conflicts of law).
4.
Ratification of Lease, No Consents Required. Except as modified hereby, all other terms and conditions of the Lease remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Lessor hereby represents and warrants that it has obtained all consents or approvals necessary from any third parties in connection with the execution and delivery of this Amendment, including without limitation the consent or approval of any condominium association, ground lessor or similar superior interest holder, or lender.
5.
Entire Agreement. This Amendment, in conjunction with the Lease, constitutes the entire agreement of Lessor and Lessee with respect to the subject matter hereof and supersedes all oral and written agreements and understandings made and entered into by the parties prior to the date hereof.

6.
Multiple Counterparts; Facsimile Signature. This Amendment may be executed in multiple counterparts, all of which, when taken together, shall constitute one and the same instrument. Any signature to this Amendment transmitted via PDF, DocuSign, or other electronic means shall be deemed an original signature and be binding upon the parties hereto with the same force and effect as an original signature.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date stated above.

LESSEE:			LESSOR:

EYEPOINT PHARMACEUTICALS US, INC.,			600 CPK LLC, a Delaware limited liability company
a Delaware corporation

By:	/s/ Ron Honig		By:
	Name:	Ron Honig		Name:
	Title:	Chief Legal Officer		Title:

Trustees of Osterman Commerce Park Condominium			Osterman Management LLC

By:			By:
	Name:			Name:
	Title:			Title:

The Trustees execute this Lease with the consent of all Unit Owners (as defined in the Declaration of Trust of Osterman Park Condominium Trust) for the purpose of acknowledging the appointment of Lessee as attorney in fact for Lessor and agree Lessee shall have the self-help rights as provided in Article V, Section 3(f) of this Lease.

Osterman Management LLC executes this Amendment for the purpose of guaranteeing all of the monetary and non-monetary obligations of Lessor relating to the Lessor Improvements set forth in this Lease until the date the Remaining Work is substantially complete, following which Osterman Management LLC shall have no continuing liability.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date stated above.

LESSEE:		LESSOR:

EYEPOINT PHARMACEUTICALS US, INC.,		600 CPK LLC, a Delaware limited liability company
a Delaware corporation

By:		By:	/s/ Thomas Keane
	Name:		Name:	Thomas Keane
	Title:		Title:	Manager

Trustees of Osterman Commerce Park Condominium		Osterman Management LLC

By:		By:
	Name:		Name:
	Title:		Title:

The Trustees execute this Lease with the consent of all Unit Owners (as defined in the Declaration of Trust of Osterman Park Condominium Trust) for the purpose of acknowledging the appointment of Lessee as attorney in fact for Lessor and agree Lessee shall have the self-help rights as provided in Article V, Section 3(f) of this Lease.

Osterman Management LLC executes this Amendment for the purpose of guaranteeing all of the monetary and non-monetary obligations of Lessor relating to the Lessor Improvements set forth in this Lease until the date the Remaining Work is substantially complete, following which Osterman Management LLC shall have no continuing liability.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date stated above.

LESSEE:			LESSOR:

EYEPOINT PHARMACEUTICALS US, INC.,			600 CPK LLC, a Delaware limited liability company
a Delaware corporation

By:			By:	/s/ Thomas Keane
	Name:			Name:	Thomas Keane
	Title:			Title:	Manager

Trustees of Osterman Commerce Park Condominium			Osterman Management LLC

By:	/s/ Tim Osterman		By:	/s/ Tim Osterman
	Name:	Tim Osterman		Name:	Tim Osterman
	Title:	Manager		Title:	Manager

The Trustees execute this Lease with the consent of all Unit Owners (as defined in the Declaration of Trust of Osterman Park Condominium Trust) for the purpose of acknowledging the appointment of Lessee as attorney in fact for Lessor and agree Lessee shall have the self-help rights as provided in Article V, Section 3(f) of this Lease.

Osterman Management LLC executes this Amendment for the purpose of guaranteeing all of the monetary and non-monetary obligations of Lessor relating to the Lessor Improvements set forth in this Lease until the date the Remaining Work is substantially complete, following which Osterman Management LLC shall have no continuing liability.